UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 19, 2023

(Date of earliest event reported)

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 17th Street, Suite 4200

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IPI	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders of Intrepid Potash, Inc. (the “Company”) was held on May 19, 2023, as a virtual meeting online via live audio webcast (the “Annual Meeting”). At the Annual Meeting, there were 10,559,412 shares represented to vote either in person or by proxy, or 80% of the outstanding shares entitled to vote, which represented a quorum. The Company’s stockholders voted on, and approved, the following proposals at the Annual Meeting:

Proposal 1.  Election of two Class III Directors to serve three-year terms expiring at the 2026 Annual Meeting of Stockholders

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Robert P. Jornayvaz III	8,194,945	289,178	12,681	2,062,608
William M. Zisch	6,736,598	1,708,757	51,449	2,062,608

Proposal 2.  Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2023

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,438,384	103,093	17,935	—

Proposal 3.  Approval, on an advisory basis, of the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,986,471	252,857	257,476	2,062,608

Proposal 4.  Approval, on an advisory basis, of the frequency of the future advisory votes on the compensation of the Company’s named executive officers

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
7,880,710	8,702	562,252	45,140	2,062,608

The Company considered the results of Proposal 4 and determined that it will continue to hold a non-binding advisory vote on executive compensation on an annual basis until the next stockholder advisory vote on the frequency of the advisory vote on executive compensation, which will occur no later than the Company’s 2029 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREPID POTASH, INC.

Dated: May 23, 2023	By:	/s/ Matthew D. Preston
Matthew D. Preston
Chief Financial Officer